FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

PROSPECTUS


Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") is an open-end, diversified management investment company (a mutual fund) that seeks to provide current income consistent with lower volatility of principal by investing primarily in a professionally managed, diversified portfolio of adjustable and floating rate mortgage securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.


THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated April 30, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. This Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated April 30, 1997

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                               TABLE OF CONTENTS

Summary of Fund Expenses.......................................................1

Financial Highlights...........................................................2

General Information............................................................3

Investment Information.........................................................3

  Investment Objective.........................................................3

  Investment Policies..........................................................3
  Acceptable Investments.......................................................3
  Portfolio Turnover...........................................................8
  Investment Limitations.......................................................8

Net Asset Value................................................................9

Investing in the Fund..........................................................9
  Share Purchases..............................................................9
  Minimum Investment Required.................................................10
  What Shares Cost............................................................10
  Systematic Investment Program...............................................10
  Exchange Privilege..........................................................11
  Certificates and Confirmations..............................................11
  Dividends and Distributions.................................................11
  Retirement Plans............................................................11

Redeeming Shares..............................................................12
  Through a Financial Institution.............................................12
  Contingent Deferred Sales Charge............................................12
  Systematic Withdrawal Program...............................................13
  Accounts with Low Balances..................................................14

Fund Information..............................................................14
  Management of the Fund......................................................14
  Distribution of Shares......................................................15
  Administration of the Fund..................................................16

Shareholder Information.......................................................17
  Voting Rights...............................................................17

Tax Information...............................................................17
  Federal Income Tax..........................................................17
  State and Local Taxes.......................................................17

Performance Information.......................................................18

Addresses.....................................................................19
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                            SUMMARY OF FUND EXPENSES


              FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

                                                 SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)................................       None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).....................       None
Contingent Deferred Sales Charge (as a percentage of purchase price or
  redemption proceeds, as applicable)(1).....................................................................       1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)...........................................       None
Exchange Fee.................................................................................................       None
                                                     ANNUAL OPERATING EXPENSES
                                              (As a percentage of average net assets)
Management Fee (after waiver)(2).............................................................................       0.43%
12b-1 Fee (after waiver)(3)..................................................................................       0.01%
Total Other Expenses.........................................................................................       0.58%
    Shareholder Services Fee (after waiver)(4)....................................................       0.24%
         Total Operating Expenses (5)........................................................................       1.02%


(1) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of shares redeemed within four years of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge."

(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.60%.


(3) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.25%.


(4) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholders services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.


(5) The total operating expenses would have been 1.44% absent the voluntary waivers of portions of the management fee, the 12b-1 fee and the shareholder services fee.


    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in the Fund," "Redeeming Shares" and "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


    LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE                                                                         1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each
time period and (3) payment of the maximum sales charge......................     $21        $44        $56       $125
You would pay the following expenses on the same investment, assuming no
redemption...................................................................     $10        $32        $56       $125


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

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                              FINANCIAL HIGHLIGHTS
              FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated April 11, 1997, on the Fund's financial statements for the year ended February 28, 1997, and on the following table for the periods presented, is included in the Fund's Annual Report, which is herein incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, contained in the Fund's Annual report, which may be obtained free of charge.

                                                                           YEAR ENDED FEBRUARY 28 OR 29,
                                                           1997       1996       1995       1994       1993       1992(A)
NET ASSET VALUE, BEGINNING OF PERIOD                     $    9.55  $    9.46  $    9.79  $    9.90  $    9.98   $    10.00
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INCOME FROM INVESTMENT OPERATIONS
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  Net investment income                                       0.52       0.54       0.47       0.43       0.53         0.47
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  Net realized and unrealized gain (loss) on
  investments                                                 0.03       0.08      (0.32)     (0.11)     (0.08)       (0.06)
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  Total from investment operations                            0.55       0.62       0.15       0.32       0.45         0.41
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LESS DISTRIBUTIONS
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  Distributions from net investment income                   (0.52)     (0.53)     (0.47)     (0.43)     (0.53)       (0.42)
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  Distributions in excess of net investment income (b)       (0.02)    --          (0.01)    --         --            (0.01)
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  Total distributions                                        (0.54)     (0.53)     (0.48)     (0.43)     (0.53)       (0.43)
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NET ASSET VALUE, END OF PERIOD                           $    9.56  $    9.55  $    9.46  $    9.79  $    9.90   $     9.98
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TOTAL RETURN (C)                                              5.90%      6.77%      1.58%      3.27%      4.58%        4.14%
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RATIOS TO AVERAGE NET ASSETS
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  Expenses                                                    1.02%      1.02%      1.02%      1.02%      1.01%        0.63%*
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  Net investment income                                       5.42%      5.67%      4.76%      4.38%      5.29%        6.79%*
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  Expense waiver/reimbursement (d)                            0.42%      0.34%      0.30%      0.24%      0.01%        0.37%*
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SUPPLEMENTAL DATA
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  Net assets, end of period (000 omitted)                 $224,447   $304,191   $419,095    $798,213 $1,136,198    $965,289
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  Portfolio turnover                                           108%       144%       170%        40%        56%          22%
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* Computed on an annualized basis.


 (a) Reflects operations for the period from July 25, 1991 (date of initial public investment) to February 29, 1992.


 (b) Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.


 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


Further information about the Fund's performance is contained in the Fund's Annual Report dated February 28, 1997, which can be obtained free of charge.

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                              GENERAL INFORMATION

The Fund was incorporated under the laws of the State of Maryland on March 20, 1991. The Fund is designed primarily for individuals seeking current income consistent with lower volatility of principal through a professionally managed, diversified portfolio of adjustable and floating rate mortgage securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Volatility of principal is a measure of the degree to which the Fund's net asset value fluctuates. A fund that invests primarily in adjustable rate securities would tend to have a lower degree of volatility in its net asset value than a fund that invests primarily in fixed-rate securities. This is because the value of adjustable rate securities does not fluctuate as much as the value of fixed-rate securities when interest rates rise or fall. By investing primarily in mortgage securities whose interest rates adjust periodically, the Fund will attempt to maintain a net asset value that would be less volatile than that of a fund which invested primarily in fixed-rate mortgage securities.

A minimum initial investment of $1,500 is required, except for an individual retirement account ("IRA"), which requires a $50 minimum initial investment. The minimum subsequent investment is $100, except for an IRA account, which requires a minimum subsequent investment of $50.

Fund shares are sold and redeemed at net asset value. However, a contingent deferred sales charge is imposed on shares, other than shares purchased through reinvestment of dividends, which are redeemed within one to four years of their purchase dates.

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                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income with volatility of principal which is lower than investment companies investing primarily in fixed-rate mortgage securities. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund's assets will be managed so that the Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and rules and regulations established by the National Credit Union Administration ("NCUA"). To the extent that any investment or investment practice under the Fund's investment policies listed below are not permissible for federal credit unions, the Fund shall refrain from purchasing such investment or engaging in such practices. The Fund will notify shareholders 60 days before making any change to this policy.

The investment policies described below cannot be changed without shareholder approval.

ACCEPTABLE INVESTMENTS

The Fund pursues its investment objective by investing primarily in adjustable and floating rate mortgage securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in adjustable and floating rate mortgage securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The types of mortgage securities in which the Fund may invest include the following:


adjustable rate mortgage securities ("ARMS");


 collateralized mortgage obligations ("CMOs");
 real estate mortgage investment conduits ("REMICs"); and

other securities collateralized by or representing an interest in real estate mortgages whose interest rates reset at periodic intervals and are issued or guaranteed by the U.S. government, its agencies or instrumentalities.

In addition to the securities described above, the Fund may also invest in the following:

 direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;


 notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;


 notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and


 notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.


The government securities in which the Fund may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"), are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government.

The Fund will not invest in stripped mortgage securities.

                            ADJUSTABLE RATE MORTGAGE
                                   SECURITIES


ARMS are pass-through mortgage securities with adjustable rather than fixed interest rates. The ARMS in which the Fund invests are issued by Government National Mortgage Association ("GNMA"), FNMA, and FHLMC and are actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Fund, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing pre-payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. government securities.

Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g. investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

                      COLLATERALIZED MORTGAGE OBLIGATIONS

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA, or FHLMC Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs in which the Fund invests are issued by agencies or instrumentalities of the U.S. government. The issuer of a series of CMOs may elect to be treated as a REMIC, which has certain special tax attributes.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Because the mortgages underlying mortgage-backed securities often may be prepaid without penalty or premium, mortgage-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as CMOs, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated principal amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

                    REAL ESTATE MORTGAGE INVESTMENT CONDUITS

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates (the type in which the Fund primarily invests), and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

                             REGULATORY COMPLIANCE

In accordance with the Rules and Regulations of the NCUA, unless the purchase is made solely to reduce interest-rate risk, the Fund will not invest in any CMO or REMIC security that meets any of the following three tests: (1) the CMO or REMIC has an expected average life greater than 10 years; (2) the average life of the CMO or REMIC extends by more than four years assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or shortens by more than six years assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points; or (3) the estimated change in the price of the CMO or REMIC is more than 17%, due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points.

Neither test (1) nor (2) above apply to floating or adjustable rate CMOs or REMICs with all of the following characteristics: (a) the interest rate of the instrument is reset at least annually; (b) the interest rate is below the contractual cap of the instrument; (c) the instrument is tied to a widely-used market rate; and (d) the instrument varies directly (not inversely) and is reset in proportion with the index's changes.

The Fund may not purchase a residual interest in a CMO or REMIC. In addition, the Fund will not purchase zero coupon securities with maturities greater than 10 years.

                               RESETS OF INTEREST

The interest rates paid on the ARMS, CMOs, and REMICs in which the Fund invests generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

                                CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval; and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. An example of the effect of caps and floors on a residential mortgage loan may be found in the Statement of Additional Information. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

                             TEMPORARY INVESTMENTS

The Fund may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include short-term obligations such as:

 obligations of the U.S. government or its agencies or instrumentalities; and repurchase agreements.

To the extent that investments in temporary investments are not for defensive purposes, the Fund intends to limit its investment in these securities to 20% of its total assets.

                             REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

                        LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Fund's Board of Directors (the "Directors"). The Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. Delivery of the security is to be made within 30 days from the trade date and the period from the trade date to the settlement date will not exceed 120 days. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER

The Fund does not attempt to set or meet any specific portfolio turnover rate, since turnover is incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. The turnover rates for the fiscal years ended February 28, 1997 and February 29, 1996 were 108% and 144%, respectively. Such high turnover rates may result in higher brokerage commissions and capital gains. See "Tax Information" in this prospectus.

INVESTMENT LIMITATIONS

The Fund will not:

 borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;

 invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933 except for certain restricted securities which meet the criteria for liquidity as established by the Directors; or

 invest more than 10% of the value of its net assets in securities which are not readily marketable or which are otherwise considered illiquid, including repurchase agreements providing for settlement in more than seven days after notice.

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                                NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and all other assets, less liabilities, by the number of shares outstanding.
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                             INVESTING IN THE FUND

SHARE PURCHASES

Fund shares are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased through a financial institution (such as a bank or an investment dealer) which has a sales agreement with the distributor, Federated Securities Corp., or directly from Federated Securities Corp., either by mail or wire. The Fund reserves the right to reject any purchase request.

                        THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution to place an order to purchase shares of the Fund. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

The financial institution which maintains investor accounts with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods (see "Supplemental Payments to Financial Institutions").
                                DIRECTLY BY MAIL

To purchase shares of the Fund by mail directly from Federated Securities Corp.:

 complete and sign the new account application available from the Fund;

 enclose a check made payable to Federated Adjustable Rate U.S. Government Fund, Inc.; and send both to the Fund's transfer agent, Federated Shareholder Services Company, c/o State Street Bank and Trust Company, P.O. Box 8600, Boston, MA 02266-8600.

Purchases by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank and Trust Company ("State Street Bank"), into federal funds. This is generally the next business day after State Street Bank receives the check.

                                DIRECTLY BY WIRE

To purchase shares of the Fund directly from Federated Securities Corp. by Federal Reserve wire, call the Fund. All information needed will be taken over the telephone, and the order is considered received when the Fund receives payment by wire. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $1,500 unless the investment is in an IRA account, which requires a minimum initial investment of $50. Subsequent investments must be in amounts of at least $100, except for an IRA account, which must be in amounts of at least $50.
WHAT SHARES COST

Fund shares are sold at their net asset value next determined after an order is received. Unaffiliated institutions through whom shares are purchased may charge fees for services provided, which may be related to the ownership of Fund shares. Investors who purchase shares through a financial intermediary may be charged a service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Trust's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Under certain circumstances described under "Redeeming Shares," shareholders may be charged a contingent deferred sales charge by the distributor at the time shares are redeemed.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn monthly from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

EXCHANGE PRIVILEGE

Fund shareholders may use the exchange privilege to invest in other Federated funds which are advised by subsidiaries or affiliates of Federated Investors at net asset value. However, such exchanges may be subject to a contingent deferred sales charge and possibly a sales charge.

Shareholders in existing Federated funds may exchange their fund shares for shares of the Fund at net asset value without a sales charge or a contingent deferred sales charge. Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirement of the fund into which the exchange is being made.

Shares in certain Federated funds which are advised by subsidiaries or affiliates of Federated Investors may also be exchanged for Fund shares at net asset value.

Further information on the exchange privilege and prospectuses for other Federated funds are available by calling Federated Securities Corp.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested on the application or by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during the month.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid monthly to all shareholders invested in the Fund on the record date. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Unless shareholders request cash payments on the application or by writing to Federated Securities Corp., dividends and distributions are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value.

RETIREMENT PLANS

Shares of the Fund can be purchased as an investment for retirement plans or for IRA accounts. For further details contact Federated Securities Corp. and consult a tax adviser.

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                                REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Investors who redeem shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem shares of the Fund by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming through his financial institution. If such a case should occur, another method of redemption, such as "Redeeming Shares by Mail," should be considered.

                            REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the FDIC; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.
CONTINGENT DEFERRED SALES CHARGE

Shareholders redeeming shares from their Fund accounts within certain time periods of the purchase date of those shares will be charged a contingent deferred sales charge by the Fund's distributor of the lesser of the original price or the net asset value of the shares redeemed as follows:

                                           CONTINGENT
      AMOUNT OF                             DEFERRED
       PURCHASE           SHARES HELD     SALES CHARGE
Up to $1,999,999        4 years or less         1.00%
$2,000,000 to
  $4,999,999            2 years or less         0.50%
$5,000,000 to
  $24,999,999           1 year or less          0.25%
$25,000,000 or more     N/A                      None


In instances in which Fund shares have been acquired in exchange for shares in other Federated funds, (i) the purchase price is the price of the shares when originally purchased and (ii) the time period during which the shares are held will run from the date of the original purchase. The contingent deferred sales charge will not be imposed on shares acquired through: (i) the reinvestment of dividends or distributions of long-term capital gains; or (ii) the exchange of shares of Federated Government Income Securities, Inc., where those shares were purchased during that fund's Charter Offering Period. In computing the amount of contingent deferred sales charge for accounts with shares subject to a single holding period, if any, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) purchases of shares occurring prior to the number of years necessary to satisfy the applicable holding period; and (3) purchases of shares occurring within the current holding period. For accounts with shares subject to multiple share holding periods, the redemption sequence will be determined first, with reinvested dividends and long-term capital gains, and second, on a first-in, first-out basis.

The contingent deferred sales charge will not be imposed when a redemption results from a return under the following circumstances: (i) a total or partial distribution from a qualified plan, other than an IRA, Keogh Plan, or a custodial account, following retirement; (ii) a total or partial distribution from an IRA, Keogh Plan, or a custodial account after the beneficial owner attains age 59-1/2; or (iii) from the death or total and permanent disability of the last surviving beneficial owner. The exemption from the contingent deferred sales charge for qualified plans, an IRA, Keogh Plan, or a custodial account does not extend to account transfers, rollovers, and other redemptions made for purposes of reinvestment. Contingent deferred sales charges are not charged in connection with exchanges of shares for shares in other Federated funds or in connection with redemptions by the Fund of accounts with low balances. Shares of the Fund originally purchased through a bank trust department or investment adviser registered under the Investment Advisers Act of 1940, as amended, or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates, are not subject to the contingent deferred sales charge, to the extent that no payment was advanced for purchases made by such entities. In addition, shares held in the Fund by a financial institution for its own account which were originally purchased by the financial institution directly from the Fund's distributor without a sales charge may be redeemed without a contingent deferred sales charge. For more information, see "Supplemental Payments to Financial Institutions."

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive monthly or quarterly payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Fund shares, and the fluctuation of the net asset value of Fund shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through Federated Securities Corp.

Contingent deferred sales charges are charged for shares redeemed through this program within one to four years of their purchase dates.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000. This requirement does not apply, however, if the balance falls below $1,000 because of changes in the Fund's net asset value.

Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

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                                FUND INFORMATION

MANAGEMENT OF THE FUND

                               BOARD OF DIRECTORS

The Fund is managed by a Board of Directors. The Directors are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. An Executive Committee of the Board of Directors handles the Board's responsibilities between meetings of the Board.

                               INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Directors. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

                                 ADVISORY FEES

The Fund's adviser receives an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The adviser can terminate this voluntary waiver of some or all of its advisory fee at any time at its sole discretion.

                              ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the Trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across over 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Kathleen M. Foody-Malus has been the Fund's portfolio manager since July 1991. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Susan M. Nason has been the Fund's portfolio manager since July 1993. Ms. Nason joined Federated Investors in 1987 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Nason served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Todd A. Abraham has been the Fund's portfolio manager since October 1995. Mr. Abraham joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's investment adviser since 1995. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham received his M.B.A. in finance from Loyola College.

Both the Fund and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

                   DISTRIBUTION PLAN AND SHAREHOLDER SERVICES
Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Plan"), the distributor may be paid a fee by the Fund in an amount, computed at an annual rate of 0.25% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services and distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares to obtain certain personal services for shareholders and to maintain shareholder accounts.

Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

                            SUPPLEMENTAL PAYMENTS TO
                             FINANCIAL INSTITUTIONS
In addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

                            ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

     MAXIMUM
  ADMINISTRATIVE          AVERAGE AGGREGATE
       FEE                DAILY NET ASSETS
       0.15%        on the first $250 million
      0.125%        on the next $250 million
       0.10%        on the next $250 million
      0.075%        on assets in excess
                    of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

-------------------------------------------------------
                            SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund is entitled to one vote at all meetings of shareholders.

As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting shall be called by the Directors upon the written request of shareholders owning at least 10% of the Fund's outstanding shares.

As of April 2, 1997, Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida, owned 31.46% of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

-------------------------------------------------------
                                TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the shares. No federal income tax is due on any distributions earned in an IRA or qualified retirement plan until distributed, so long as such IRA or qualified retirement plan meets the applicable requirements of the Internal Revenue Code.

STATE AND LOCAL TAXES

Company shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

-------------------------------------------------------
                            PERFORMANCE INFORMATION

From time to time the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period.

This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the contingent deferred sales charge, a non-recurring charge, which, if excluded, would increase the total return and yield.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.
-------------------------------------------------------
                         -------------------------------------------------------
                                   ADDRESSES

              Federated Adjustable Rate U.S. Government Fund, Inc.
                           Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779

                                  DISTRIBUTOR
                           Federated Securities Corp.
                           Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779

                               INVESTMENT ADVISER
                               Federated Advisers
                           Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779

                                   CUSTODIAN
                             State Street Bank and
                                 Trust Company
                                 P.O. Box 8600
                        Boston, Massachusetts 02266-8600

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                     Federated Shareholder Services Company
                           Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                               2500 One PPG Place
                      Pittsburgh, Pennsylvania 15222-5401

                                             FEDERATED ADJUSTABLE
                                             RATE U.S. GOVERNMENT
                                             FUND, INC.

                                             PROSPECTUS
                                             An Open-End, Diversified,
                                             Management Investment Company
                                             April 30, 1997


[LOGO]     FEDERATED INVESTORS
Since 1955
             Federated Investors Tower
             Pittsburgh, PA 15222-3779

             Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors
                                                            [LOGO]
                                                           RECYCLED
                                                            PAPER
       Cusip 314072109
       1071005A (4/97)






             FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
                     STATEMENT OF ADDITIONAL INFORMATION
    This Statement of Additional Information should be read with the prospectus of Federated Adjustable Rate U.S. Government Fund, Inc. (the `Fund''), dated April 30, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.
    FEDERATED INVESTORS TOWER
    PITTSBURGH, PENNSYLVANIA 15222-3779

                        Statement dated April 30, 1997



FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA  15222-3779

Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
CUSIP 314072109
1071005B (4/97)



GENERAL INFORMATION ABOUT THE FUND                       1

INVESTMENT OBJECTIVE AND POLICIES                        1

 Types of Investments                                    1
 Caps and Floors                                         1
 When-Issued and Delayed Delivery Transactions           1
 Lending of Portfolio Securities                         1
 Repurchase Agreements                                   2
 Reverse Repurchase Agreements                           2
 Restricted Securities                                   2
 Portfolio Turnover                                      2
INVESTMENT LIMITATIONS                                   3

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
MANAGEMENT                                               5

 Fund Ownership                                          9
 Directors' Compensation                                10
 Director Liability                                     10
INVESTMENT ADVISORY SERVICES                            10

 Adviser to the Fund                                    10
 Advisory Fees                                          11
BROKERAGE TRANSACTIONS                                  11

OTHER SERVICES                                          11

 Fund Administration                                    11
 Custodian and Portfolio Recordkeeper                   11
 Transfer Agent                                         11
 Independent Auditors                                   12



PURCHASING SHARES                                       12

 Distribution Plan and Shareholder Services             12
 Conversion to Federal Funds                            12
DETERMINING NET ASSET VALUE                             12

 Determining Market Value of Securities                 12
EXCHANGE PRIVILEGE                                      13

 Requirements For Exchange                              13
 Tax Consequences                                       13
 Making an Exchange                                     13
REDEEMING SHARES                                        13

 Redemption in Kind                                     13
TAX STATUS                                              14

 The Fund's Tax Status                                  14
 Shareholders' Tax Status                               14
TOTAL RETURN                                            14

YIELD                                                   14

PERFORMANCE COMPARISONS                                 14

 Economic and Market Information                        15
ABOUT FEDERATED INVESTORS                               15

 Mutual Fund Market                                     16
 Institutional Clients                                  16
 Bank Marketing                                         16
 Broker/Dealers and Bank Broker/Dealer Subsidiaries     16
FINANCIAL STATEMENTS                                    16



GENERAL INFORMATION ABOUT THE FUND

The Fund was incorporated under the laws of the State of Maryland on March 20, 1991. It is qualified to do business as a foreign corporation in Pennsylvania. Effective March 31, 1996, the Fund changed its name to Federated Adjustable Rate U.S. Government Fund, Inc.
INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide current income with volatility of principal which is lower than investment companies investing primarily in fixed-rate mortgage securities. The investment objective and policies of the Fund cannot be changed without approval of shareholders. TYPES OF INVESTMENTS
The Fund invests primarily in adjustable and floating rate mortgage securities which are issued or guaranteed by the U.S. government, its agencies and instrumentalities. These securities are backed by:
     othe full faith and credit of the U.S. Treasury;
     othe issuer's right to borrow from the U.S. Treasury;
     othe discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
     othe credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:
     oFederal Home Loan Banks;
     oFarmers Home Administration; and
     oFederal National Mortgage Association.
CAPS AND FLOORS
The value of mortgage-related securities in which the Fund invests may be affected if interest rates rise or fall faster and farther than the allowable caps on the underlying residential mortgage loans. For example, consider a residential mortgage loan with a rate which adjusts annually, an initial interest rate of 10%, a 2% per annum interest rate cap, and a 5% life of loan interest rate cap. If the index against which the underlying interest rate on the residential mortgage loan is compared--such as the one-year Treasury--moves up by 3%, the residential mortgage loan rate may not increase by more than 2% to 12% the first year. As one of the underlying residential mortgages for the securities in which the Fund invests, the residential mortgage would depress the value of the securities and, therefore, the net asset value of the Fund. If the index against which the interest rate on the underlying residential mortgage loan is compared moves up no faster or farther than the cap on the underlying mortgage loan allows, or if the index moves down as fast or faster than the floor on the underlying mortgage loan allows, the mortgage would maintain or improve the value of the securities in which the Fund invests and, therefore, the net asset value of the Fund.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payments for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.



LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.
REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Board of Directors (the `Directors'').



REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. A reverse repurchase transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future, the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. RESTRICTED SECURITIES
The ability of the Directors to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (`SEC'') Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) to the Fund's Directors. The Directors consider the following criteria in determining the liquidity of certain restricted securities:
     othe frequency of trades and quotes for the security;
     othe number of dealers willing to purchase or sell the security and the number of other potential buyers;
     odealer undertakings to make a market in the security; and othe nature of the security and the nature of the marketplace trades.
PORTFOLIO TURNOVER
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. For the fiscal years ended February 28, 1997, and February 29, 1996, the portfolio turnover rates were 108% and 144%, respectively.


INVESTMENT LIMITATIONS

The Fund will not change any of the investment limitations described below without approval of shareholders.
   BUYING ON MARGIN
     The Fund will not purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of transactions.
   ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements
   PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing.
   DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.
   INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
   INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities.
   INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, including repurchase agreements providing for settlement in more than seven days after notice.
   UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.
   LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable amount demand master notes, bonds, debentures, notes, certificates of indebtedness, or other securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objective, policies and limitations.


   SELLING SHORT
     The Fund will not sell securities short unless:



     oduring the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and
     onot more than 10% of the Fund's net assets (taken at current value)
      is held as collateral for such sales at any one time.
   INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of operating history, including the operation of any predecessor. (This limitation does not apply to issuers of collateralized mortgage obligations or real estate mortgage investment conduits which are collateralized by securities or mortgages issued or guaranteed as to prompt payment of principal and interest by an agency of the U.S. government.)
   INVESTING IN MINERALS
     The Fund will not purchase or sell oil, gas, or other mineral exploration or development programs or leases, although it may purchase the securities of issuers which invest in or sponsor such programs.
   INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS OF THE FUND
     The Fund will not purchase or retain the securities of any issuer if the Officers and Directors of the Fund or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.



   INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund may not own securities of open-end investment companies. The Fund can acquire up to 3 % of the total outstanding stock of closed-end investment companies. The Fund will not be subject to any other limitations with regard to the acquisition of securities of closed-end investment companies so long as the public offering price of the Fund's shares does not include a sales charge exceeding 1.5%. The Fund will purchase securities of closed-end investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets.
   INVESTING IN STRIPPED MORTGAGE SECURITIES
     The Fund will not invest its assets in stripped mortgage securities Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
The Fund does not expect to pledge securities or invest in stock of closed-end investment companies during the coming year.
The Fund has not borrowed money or sold any securities short in an amount exceeding 5% of the value of its net assets during the last fiscal year and has no present intent to do so in the coming fiscal year.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."





FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC. MANAGEMENT

Officers and Directors are listed with their addresses, birthdates, present positions with Federated Adjustable Rate U.S. Government Fund, Inc., and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Director
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
President and Director
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.




Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934
Director
Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Director
President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.



William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Director
Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Director
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director of the
Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Director
Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.




Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924
Director
Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942
Director
Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.





Gregor F. Meyer
Boca Grande Club



Boca Grande, FL
Birthdate:  October 6, 1926
Director
Attorney, Retired Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Director
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Director
Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and



Technology, Federal Emergency Management Advisory Board and Czech
Management Center; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Director
Public relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.






Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President , Secretary and Treasurer
Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services;



Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


     *This Director is deemed to be an ``interested person'' as defined in the Investment Company Act of 1940.
     @Member of the Executive Committee. The Executive Committee of the
      Board of Directors handles the responsibilities of the Board between meetings of the Board.


As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; BayFunds; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund;



Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities
Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Independence One Mutual Funds; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Marshall Funds, Inc.; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; SouthTrust Vulcan Funds; Star Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Biltmore Funds; The Biltmore Municipal Funds; The Monitor Funds; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Tower Mutual Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Vision Group of Funds, Inc.; Wesmark Funds; and World Investment Series, Inc.
Federated Securities Corp. also acts as principal underwriter for the following closed-end investment company: Liberty Term Trust, Inc.- 1999. FUND OWNERSHIP
Officers and Directors as a group own less than 1% of the Fund's outstanding shares.
As of April 2, 1997, Merrill Lynch Pierce Fenner & Smith, (as record owner holding shares for its clients) owned 7,124,302.675 shares (31.46%) of the outstanding shares of the Fund.





DIRECTORS' COMPENSATION


                      AGGREGATE
NAME ,                COMPENSATION
POSITION WITH         FROM THE          TOTAL COMPENSATION PAID
THE FUND              FUND*             FROM FUND COMPLEX +


John F. Donahue,         $0             $0 for the Fund and
                                        Chairman and Director


                                        56 other investment companies in
                                        the Fund Complex
Richard B. Fisher,       $0             $0 for the Fund and
                                        President and Director


                                        56 other investment companies in
                                        the Fund Complex
Thomas G. Bigley,        $1,264.54      $108,725 for the Fund and
                                        Director


                                        56 other investment companies in
                                        the Fund Complex



John T. Conroy, Jr.,     $1,391.19      $119,615 for the Fund and
                                        Director


                                        56 other investment companies in
                                        the Fund Complex
William J. Copeland,     $1,391.19      $119,615 for the Fund and
                                        Director


                                        56 other investment companies in
                                        the Fund Complex
James E. Dowd,           $1,391.19      $119,615  for the Fund  and
                                        Director


                                        56 other investment companies in
                                        the Fund Complex
Lawrence D. Ellis, M.D., $1,264.54      $108,725 for the Fund and
                                        Director


                                        56 other investment companies in
                                        the Fund Complex
Edward L. Flaherty, Jr.  $1,391.19      $119,615 for the Fund and
                                        Director



                                        56 other investment companies in
                                        the Fund Complex
Peter E. Madden          $1,264.54      $108,725 for the Fund and
                                        Director


                                        56 other investment companies in
                                        the Fund Complex
Gregor F. Meyer          $1,264.54      $108,725 for the Fund and
                                        Director


                                        56 other investment companies in
                                        the Fund Complex
John E. Murray, Jr.      $1,264.54      $108,725 for the Fund and
                                        Director


                                        56 other investment companies in
                                        the Fund Complex
Wesley W. Posvar         $1,264.54      $108,725 for the Fund and
                                        Director


                                        56 other investment companies in
                                        the Fund Complex
Marjorie P. Smuts        $1,264.54      $108,725 for the Fund  and
                                        Director




                                        56 other investment companies in
                                        the Fund Complex


*Information is furnished for the fiscal year ended February 28, 1997.
+The information is provided for the last calendar year.
DIRECTOR LIABILITY
The Fund's Articles of Incorporation provide that the Directors will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Federated Advisers. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.
The adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund. ADVISORY FEES
For its advisory services, Federated Advisers receives an annual investment advisory fee as described in the prospectus.
For the fiscal year ended February 28, 1997, the fiscal year ended February 29, 1996, and the fiscal year ended February 28, 1995, the adviser earned



$1,540,544, $2,154,062, and $3,435,227, respectively, of which $432,964,
$332,589, and $369,853, respectively, were waived.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Directors. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal year ended February 28, 1997, the fiscal year ended February 29, 1996, and the fiscal year ended February 28, 1995, the Fund paid no brokerage commissions.



Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund. OTHER SERVICES

FUND ADMINISTRATION
Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services served as the Fund's Administrator. Prior to March 1, 1994, Federated Administrative Services, Inc. served as the Fund's Administrator. Both former Administrators are subsidiaries of Federated Investors. For purposes of this Statement of Additional Information, Federated Services Company, Federated Administrative Services, and Federated Administrative Services, Inc. may hereinafter collectively be referred to as the "Administrators." For the fiscal year ended February 28, 1997, the fiscal year ended February 29, 1996, and the fiscal year ended February 28, 1995, the Administrators earned $194,044, $271,695 and $436,750, respectively.



CUSTODIAN AND PORTFOLIO RECORDKEEPER
State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.
TRANSFER AGENT
Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records and receives a fee based on the size, type and number of accounts and transactions made by shareholders.
INDEPENDENT AUDITORS
The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, Pennsylvania.
PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares are sold at their net asset value on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund."
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES
These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries, and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Plan, the Directors expects that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.
Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the fiscal year ended February 28, 1997, the Fund paid $641,893 pursuant to the Plan, $616,218 of which was waived. For the same period, the Fund paid $641,893 in shareholder services fees, $25,676 of which was waived.
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. State Street Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.



DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus. Net asset value will not be calculated on Good Friday and on the following holidays:
New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's securities are determined as follows:
     oas provided by an independent pricing service;
     ofor short-term obligations, according to the mean between the bid and asked prices, as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost unless the Directors determines this is not fair value; or
     oat fair value as determined in good faith by the Fund's Directors. Prices provided by independent pricing services may be determined without relying exclusively on quoted prices. Pricing services may consider:
     oyield;
     oquality;
     ocoupon rate;
     omaturity;
     otype of issue;
     otrading characteristics; and
     oother market data.



EXCHANGE PRIVILEGE

REQUIREMENTS FOR EXCHANGE
Shareholders using this privilege must exchange shares having a net asset value of at least $1,500. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.
Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund.
Further information on the exchange privilege and prospectuses for Federated funds or certain Federated funds are available by calling the Fund.
TAX CONSEQUENCES
Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a short or long-term capital gain or loss may be realized.
MAKING AN EXCHANGE
Instructions for exchanges for certain Federated funds must be given in writing by the shareholder. Written instructions may require a signature guarantee.
REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although the Fund does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
Certain shares redeemed within one to four years of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the distributor to the financial institutions for services rendered, and the length of time the investor remains a shareholder in the Fund. Should financial institutions elect to receive an amount less than the administrative fee that is stated in the prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.
REDEMPTION IN KIND
Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio.
Redemption in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Directors determine to be fair and equitable.
The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Fund is obligated to redeem shares for any shareholder in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.
TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
     oderive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
     oderive less than 30% of its gross income from the sale of securities held less than three months;
     oinvest in securities within certain statutory limits; and odistribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations.
   CAPITAL GAINS
     Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.
TOTAL RETURN

The Fund's average annual total returns for the one-year and five-year periods ended February 28, 1997 and for the period from July 25, 1991 (date of initial public investment) to February 28, 1997 were 4.79%, 4.40% and 4.68%, respectively.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions. Any applicable redemption fee is deducted from the ending value of the investment based on the lesser of the original purchase price or the offering price of shares redeemed.
YIELD

The Fund's yield for the thirty-day period ended February 28, 1997, was 5.68%.
The yield for the Fund is determined by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees. PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
     oportfolio quality;
     oaverage portfolio maturity;



     otype of instruments in which the portfolio is invested;
     ochanges in interest rates and market value of portfolio securities; ochanges in Fund's expenses; and ovarious other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
     oLEHMAN BROTHERS ADJUSTABLE RATE MORTGAGE FUNDS AVERAGE is comprised of all agency guaranteed securities with coupons that periodically adjust over a spread of a published index.
     oLEHMAN BROTHERS MUTUAL FUND SHORT (1-3) U.S. GOVERNMENT INDEX is an index comprised of mutual funds which invest in short-term (1-3 year) government securities.
     oLIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "U.S. Mortgage Funds" category in advertising and sales literature.



     oMORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.
From time to time, the Fund may advertise its performance, using charts, graphs, and descriptions, compared to federally insured bank products including certificates of deposit and time deposits and to money market funds using the Lipper Analytical Services, Inc. money market instruments average.
Advertising and sales literature may show the Fund's offering price history in relation to certain political and economic events.
Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.
ECONOMIC AND MARKET INFORMATION
Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.
ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.
In the government sector, as of December 31, 1996, Federated Investors managed 9 mortgage-backed, 5 government/agency and 17 government money market mutual funds, with assets approximating $6.3 billion, $1.7 billion and $23.6 billion, respectively. Federated trades approximately $309 million in U.S. government and mortgage-backed securities daily and places $17 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages nearly $30 billion in government funds within these maturity ranges.
J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson,



Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international portfolios.
MUTUAL FUND MARKET
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*
Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS
Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
BANK MARKETING
Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales. BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp. *Source: Investment Company Institute
FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended February 28, 1997, are incorporated herein by reference to the Annual Report of the Fund dated February 28, 1997 (File Nos. 33-41004 and 811-6307). A copy of the Report may be obtained without charge by contacting the Fund.